EXHIBIT 10.2 Security Agreement dated as of January 2003 between ShutterPort.Com, Inc. and Adelstein Productions, Inc.

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("Security Agreement") is made on January __, 2003, by and between SHUTTERPORT.COM, INC., a Florida corporation with a principal place of business located at 1515 N. Federal Highway, Boca Raton, FL 33431 ("Shutterport") and ADELSTEIN PRODUCTIONS, INC., a Florida corporation with a principal place of business located at 3200 W. Oakland Park Blvd., Lauderdale Lakes, FL 33311 ("Adelstein"). Capitalized terms not otherwise defined in this Security Agreement shall have the meanings ascribed to them in the Asset Purchase Agreement (as hereinafter defined).

                                   BACKGROUND

         WHEREAS, in order to induce Adelstein to enter into the Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement") and accept the secured convertible promissory note (the "Note") referred to therein, Shutterport is willing to enter into this Security Agreement and to grant Adelstein a security interest in certain of Shutterport's tangible and intangible personal property, subject to the terms and conditions set forth herein and in the Note. All terms used but not defined herein shall have such meaning as is ascribed to them by the Asset Purchase Agreement or the Note.

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Security Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Adelstein and Shutterport, intending to be legally bound hereby, agree as follows:

         1. SECURITY INTEREST.

         (a) To secure payment and performance of Shutterport's "Obligations" (as hereinafter defined) under the Note, Shutterport hereby pledges, assigns, transfers and grants to Adelstein a continuing security interest in the "Shutterport Property," which shall refer to Shutterport's right title and interest in the "Howdy Doody" library, which includes 130 colored episodes of the "Howdy Doody" television show, where the principal photography was shot in the mid-1970's and the rights to duplicate, sell, market and broadcast said episodes, including, without limitation, all related "goods," "accounts," "chattel paper," "contracts," "documents," "general intangibles," "instruments" and "inventory," (as those terms are defined hereinbelow), together, in each instance, with the renewals, substitutions, replacements, additions, rental payments, products and "proceeds" (as hereinafter defined) thereof. The interest of Adelstein in and to the Shutterport Property is a first priority lien and security interest in and to the Shutterport Property.

         (b) The items of Shutterport Property as referenced by Subparagraph(a) of this Section shall hereinafter collectively be referred to as the "Collateral".

         (c) Shutterport expressly understands and agrees that the security interests granted to Adelstein hereunder shall remain as security for payment and performance of Shutterport's Obligations, whether now existing or that may hereafter be incurred by future advances or otherwise. Notice of the continuing grant of these security interests shall, therefore, not be required to be stated on the face of any document representing any such Obligations, nor otherwise identify such document as being secured hereby.

         2. DEFINITIONS. The following terms shall have the following meanings:

         (a) "Accounts" means all accounts, as that term is defined in Article 9 of the Uniform Commercial Code as in effect from time-to-time in the State of Florida (the "UCC"), and, in any event, shall include any right to payment held by Shutterport, whether in the form of accounts receivable, notes, drafts, acceptances, letters of credit (including proceeds of letters of credit) or other forms of obligations and receivables, now owned or hereafter received or acquired by or belonging or owing to Shutterport (including, without limitation, under any trade name, style or division thereof) for Inventory sold or leased or services rendered by it whether or not earned by performance, together with all guarantees and security therefor and all Proceeds thereof, whether cash Proceeds or otherwise, including, without limitation, all right, title and interest of Shutterport in the Inventory which gave rise to any such Accounts, including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed, rejected or repossessed Inventory or other goods;

         (b) "Chattel Paper" means all chattel paper, as that term is defined in
Article 9 of the UCC, and, in any event, shall include any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, whether now or hereafter held by Shutterport;

         (c) "Contracts" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments, as those terms are defined above and below) in or under which Shutterport may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, and any agreement relating to the terms of payment or the terms of performance thereof;

         (d) "Documents" means all documents, as that term is defined in Article 9 of the UCC;

         (e) "General Intangibles" means all general intangibles, as that term is defined in Article 9 of the UCC, and, in any event, shall include all right, title and interest which Shutterport may now or hereafter have in or under any Contract, customer lists, intellectual property, corporations, limited liability companies, partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, blueprints, catalogs, materials and records, permits and authorizations, unfilled customer purchase orders, goodwill, claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification, but shall not include any of the "Patent Collateral" and/or "Trademark Collateral" as those terms are defined in the Patent Security Agreement and Trademark Security Agreement, respectively, executed by the parties hereto;

         (f) "Goods" means all goods, as that term is defined in Article 2 of the UCC;

         (g) "Instruments" means all instruments, as that term is defined in
Article 9 of the UCC, and, in any event, shall include any negotiable instrument or certificated security, as defined in Article 8 of the UCC, or any other writing which evidences a right to the payment of money and is not itself an instrument that constitutes, or is a part of a group or writings that constitute, Chattel Paper, and is of a type which, in the ordinary course of business, is transferred by delivery with any necessary endorsement or assignment, whether now or hereafter held by Shutterport;

         (h) "Inventory" means all inventory, as that term is defined in Article 9 of the UCC, wherever located, and, in any event, shall include all inventory, merchandise, goods and other personal property which are held by or on behalf of Shutterport for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Shutterport's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Shutterport or is held by Shutterport or by others for Shutterport's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Shutterport or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons;

         (i) "Transaction Documents" means the Asset Purchase Agreement, Note and this Agreement;

         (j) "Obligations" means any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms and conditions of whatever kind with regard to the Transaction Documents, whether due or to become due, absolute or contingent, now existing or hereafter incurred or arising, whether or not otherwise guaranteed or secured and whether evidenced by any note or draft or documented on the books and records of Adelstein or otherwise on open account, including without limitation, all costs, expenses, fees, charges and attorneys' and other professional fees incurred by Adelstein in connection with, involving or related to the administration, protection, modification, collection, enforcement, preservation or defense of any of Adelstein's rights with respect to any of the Obligations, the Collateral or any agreement, instrument or document evidencing, governing, securing or relating to any of the foregoing, including without limitation, all costs and expenses incurred in inspecting or surveying mortgaged real estate, if any, or conducting environmental studies or tests, and in connection with any "workout" or default resolution negotiations involving legal counsel or other professionals and any renegotiation or restructuring of any of the Obligations; and

         (k) "Proceeds" means all proceeds, as that term is defined in Article 9 of the UCC, and, in any event, shall include (a) any and all Accounts, Chattel Paper, Instruments, cash and other proceeds payable to Shutterport from time-to-time in respect of any of the foregoing collateral security, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Shutterport from time-to-time with respect to any of the collateral security,
(c) any and all payments (in any form whatsoever) made or due and payable to Shutterport from time-to-time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the collateral security by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (d) any and all other amounts from time-to-time paid or payable under or in connection with any of the collateral security.

         3. SHUTTERPORT'S REPRESENTATIONS, WARRANTIES AND COVENANTS. In order to induce Adelstein to execute the Transaction Documents, Shutterport repeats and reaffirms the representations, warranties and covenants set forth in the Asset Purchase Agreement, which are deemed incorporated herein by reference as if set forth in full herein and also makes the following representations, warranties and warranties upon which Adelstein relies:

         (a) Authority. Shutterport has full power and authority to enter into and perform the Obligations under this Agreement, to execute and deliver the Transaction Documents and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate action. No other consent or approval or the taking of any other action is required as a condition to the validity or enforceability of this Agreement or any of the other Transaction Documents.

         (b) Binding Agreements. This Agreement and the other Transaction Documents constitute the valid and legally binding obligations of Shutterport, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         (c) No Conflicting Law or Agreements. The execution, delivery and performance by Shutterport of this Agreement and the other Transaction
Documents: (i) do not violate any provision of the Articles of Incorporation or bylaws of Shutterport, (ii) do not violate any order, decree or judgment, or any provision of any statute, rule or regulation, (iii) do not violate or conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any mortgage, indenture, contract or other agreement to which Shutterport is a party, or by which any of Shutterport's properties are bound, or (iv) except for the lien granted to Adelstein hereunder, do not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of Shutterport.

         (d) Collateral. Shutterport is and shall continue to be the sole owner of the Collateral free and clear of all liens, encumbrances, security interests and claims, except for the liens granted to Adelstein hereunder. Shutterport is fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of the Collateral to Adelstein. All documents and agreements related to the Collateral shall be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon shall be genuine and all signatories and endorsers shall have full capacity to contract. None of the transactions underlying or giving rise to the Collateral shall violate any applicable state or federal laws or regulations. All documents relating to the Collateral shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms. Shutterport agrees to defend the Collateral against the claims of all persons other than Adelstein, except as expressly reserved or otherwise provided herein.

         4. AFFIRMATIVE COVENANTS OF SHUTTERPORT. Shutterport covenants and agrees that, from the date hereof until full and final payment and performance of all Obligations, Shutterport shall:

         (a) Insurance and Endorsement. (i) Keep the Collateral and Shutterport's other properties insured against loss or damage by fire and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to Adelstein to the same extent and covering such risks as is customary in the same or a similar business; maintain public liability coverage, including without limitation, products liability coverage, against claims for personal injuries or death; and maintain all worker's compensation, employment or similar insurance as may be required by applicable law; (ii) All insurance shall contain such terms, be in such form, and be for such periods as are reasonably satisfactory to Adelstein, and be written by such carriers duly licensed by the State of Florida. Without limiting the generality of the foregoing, such insurance must provide that it may not be canceled without ten
(10) days' prior written notice to Adelstein. Shutterport shall cause Adelstein to be endorsed as a loss payee with a long form Lender's Loss Payable Clause, in form and substance acceptable to Adelstein on all such insurance. In the event of a failure to provide and maintain insurance as herein provided, Adelstein may, at its option after having giving five (5) days prior written notice of intent to do so, provide such insurance and charge the amount thereof to Shutterport. Shutterport shall furnish to Adelstein certificates or other satisfactory evidence of compliance with the foregoing insurance provisions. Shutterport hereby irrevocably appoints Adelstein as its attorney-in-fact, coupled with an interest, to make proofs of loss and claims for insurance, and to receive payments of the insurance and execute all documents, checks and drafts in connection with payment of the insurance. Any Proceeds received by Adelstein shall be applied to the Obligations or shall be remitted to Shutterport, in either event at Adelstein's sole discretion.

         (b) Tax and Other Liens. Comply with all statutes and government regulations and pay all taxes (including withholdings), assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against Shutterport or its properties.

         (c) Inspections. Upon reasonable notice and during normal business hours, allow Adelstein by or through any of their officers, and/or accountants designated by Adelstein, to enter the offices of Shutterport to examine or inspect any of the properties, books and records or extracts therefrom relating to Shutterport's financial or business conditions, to make copies of such books and records or extracts therefrom, and to discuss the affairs, finances and accounts thereof with Shutterport all at such reasonable times and as often as Adelstein or any such representative of Adelstein may reasonably request.

         (d) Litigation. Promptly advise Adelstein of the commencement or threat of litigation, including arbitration proceedings and any proceedings before any governmental agency (collectively, "Litigation"), which is instituted against Shutterport.

         (e) Maintenance of Existence. Maintain its corporate existence, and comply with all valid and applicable statutes, rules and regulations, and maintain its properties in good repair, working order and operating condition. Shutterport shall immediately notify Adelstein of any event causing material loss in the value of its assets.

         (f) Collateral Duties. Do whatever Adelstein may reasonably request from time to time by way of obtaining, executing, delivering and filing financing statements, assignments, landlord's or mortgagee's waivers, and other notices and amendments and renewals thereof, and Shutterport will take any and all steps and observe such formalities as Adelstein may reasonably request in order to create and maintain a valid and enforceable first lien upon, pledge of, and first priority security interest in, any and all of the Collateral. Adelstein is authorized to file financing statements without the signature of Shutterport and to execute and file such financing statements on behalf of Shutterport as specified by the UCC to perfect or maintain Adelstein's security interest in all of the Collateral.

         (g) Notice of Default. Provide to Adelstein, not later than five (5) business days after becoming aware of the occurrence or existence of an Event of Default (as defined in the Note) or a condition which would constitute an Event of Default but for the giving of notice or passage of time on both, notice in writing of such Event of Default or condition.

         5. NEGATIVE COVENANTS OF SHUTTERPORT. Shutterport covenants and agrees that from the date hereof until full and final payment and performance of all obligations, Shutterport shall not without the prior written consent of
Adelstein:

         Encumbrances. Incur or permit to exist any lien, mortgage, charge or other encumbrance against any of the Collateral, whether now owned or hereafter acquired, except: (i) liens required or expressly permitted by the Transaction Documents; (ii) pledges or deposits in connection with or to secure worker's compensation, unemployment or liability insurance; and (iii) tax liens which are being contested in good faith against which, if requested by Adelstein, Shutterport shall set up a cash reserve or post a surety bond in an amount equal to the total amount of the lien being contested.

         Maintenance of Collateral. Permit to incur or suffer any loss, theft, substantial damage or destruction of any of the Collateral which is not immediately replaced with Collateral of equal or greater value, or which is not fully covered by insurance, the proceeds of which shall have been endorsed over to Adelstein in accordance with Section 4(b) hereof.

         6. ADDITIONAL RIGHTS OF ADELSTEIN.

         (a) Shutterport hereby constitutes and appoints Adelstein (and any officer of Adelstein, with full power of substitution) its true and lawful attorney and agent in fact to take any or all of the actions described below in Adelstein's or Shutterport's name and at Shutterport's expense, and Shutterport hereby ratifies and confirms all actions so taken:

                  (i) Evidence of Liens. Adelstein may execute such financing statements and other documents and take such other actions as Adelstein deems reasonably necessary or proper in order to create, perfect or continue the security interest and other liens provided for by this Security Agreement, and Adelstein may file the same (or a photocopy of this

         Security Agreement or of any financing statement signed by Shutterport) in any appropriate governmental office.

                  (ii) Preservation of Collateral. Adelstein may take any and all action that it deems necessary or proper to preserve its interest in the Collateral, including, without limitation, the payment of debts of Shutterport which might impair the Collateral or Adelstein's security interest therein, the purchase of insurance on the Collateral, the repair or safeguarding of the Collateral, or the payment of taxes, assessments or other liens thereon. All sums so expended by Adelstein shall be added to the Obligations, shall be secured by the Collateral, and shall be payable on demand.

                  (iii) Adelstein's Right to Cure. In the event Shutterport fails to perform any of its obligations, then Adelstein may perform the same but shall not be obligated to do so. All sums so expended by Adelstein shall be added to the Obligations, shall be secured by the Collateral, and shall be payable on demand.

                  (iv) Verification of Accounts. Adelstein may test verifications of any and all Accounts in any manner and through any medium Adelstein considers advisable, and Shutterport shall render any reasonable assistance.

                  (v) Proofs of Loss. Adelstein may file proofs of loss with respect to any of the Collateral with the appropriate insurer and may endorse any checks or drafts constituting insurance proceeds.

                  (vi) Collections; Modification or Terms. Upon the occurrence and continuance of any Event of Default, Adelstein may demand, sue for, collect and give receipts for any money, instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper including, without limitation, extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent by Shutterport and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted under this Security Agreement.

                  (vii) Notification of Account Debtors. Upon the occurrence and continuance of any Event of Default, Adelstein may notify the account debtors of Shutterport on any of the Accounts to make payment directly to Adelstein and Adelstein may endorse all items of payment received by it which are payable to Shutterport.

                  (viii) Endorsements. Upon the occurrence and continuance of any Event of Default, Adelstein may endorse Shutterport's name on checks, notes, acceptances, drafts, invoices, bills of lading and any other documents or instruments requiring Shutterport's endorsement and properly account to Shutterport for all such transactions.

         Shutterport covenants and agrees that the power of attorney granted by the foregoing subsection (a) is coupled with an interest and shall be irrevocable so long as this Security Agreement is in force; that said powers are granted solely for the protection of

Adelstein's interest and that Adelstein shall have no duty to exercise any thereof; that the decision whether to exercise any of such powers, and the manner of exercise, shall be solely within Adelstein's discretion and that neither Adelstein nor any of its directors, officers, employees or agents shall be liable for any act of omission or commission, or for any mistake or error of judgment, in connection with any such power.

         7. REMEDIES OF ADELSTEIN IN RESPECT OF THE COLLATERAL. Adelstein shall be entitled to the rights and remedies, and Shutterport shall have the obligations, set forth below:

         (a) Adelstein may enter upon the premises where any of the Collateral is located and take possession of, and at Adelstein's option remove, any or all thereof.

         (b) Upon notice from Adelstein, Shutterport shall promptly at its expense assemble any or all of the Collateral and make it available at a reasonably convenient place designated by Adelstein.

         (c) Adelstein may, with or without judicial process, sell, lease or otherwise dispose of any or all of the Collateral at public or private sale or proceedings, by one or more contracts, in one or more parcels, at the same or different times and places, with or without having the Collateral at the place of sale or other disposition, to such persons or entities, for cash or credit or for future delivery and upon such other terms, as Adelstein may in its discretion deem best in each such matter. The purchaser of any of the Collateral at any such sale shall hold the same free of any equity of redemption of other right or claim of Shutterport, all of which, together with all rights, of stay, exemption or appraisal under any statute or other law now or hereafter in effect, Shutterport hereby unconditionally waives to the fullest extent permitted by law. If any of the Collateral is sold on credit or for future delivery, Adelstein shall not be liable for the failure of the purchaser to pay for same and, in the event of such failure, Adelstein may resell such Collateral.

         (d) Shutterport further agrees that notice of the time after which any private sale or other intended disposition or action relating to any of the Collateral is to be made or taken, shall be deemed commercially reasonable notice thereof, and shall satisfy the requirements of any applicable statute or other law, if such notice is delivered or mailed (by ordinary first class mail, postage prepaid) not less than five (5) business days prior to the date of the sale, disposition or other action to which the notice related. Adelstein shall not be obligated to make any sale or other disposition or take other action pursuant to such notice and may, without other notice or publication, adjourn or postpone any public or private sale or other disposition or action by announcement at the time and place fixed therefor, and such sale, disposition or action may be held or accomplished at any time or place to which the same may be so adjourned or postponed.

         (e) Adelstein may purchase any or all of the Collateral at any public sale and may purchase at private sale any of the Collateral that is of a type customarily sold in a recognized market or the subject of widely distributed price quotations or as may be further permitted by law. Adelstein may make payment of the purchase price for any Collateral by credit against the then outstanding amount of the Obligations.

         (f) Adelstein may at its discretion retain any or all of the Collateral and apply the same in satisfaction of part or all of the Obligations.

         (g) Any cash proceeds of sale, lease or other disposition of Collateral shall be applied as follows:

                  FIRST: To the expenses of collecting, enforcing, safeguarding, holding and disposing of Collateral, and to other reasonable expenses of Adelstein in connection with the enforcement of this Security Agreement, the Note, or the Transaction Documents including, without limitation, court costs and the reasonable fees of attorneys, accountants and appraisers;

                  SECOND: Any surplus then remaining to the payment of the Obligations; and

                  THIRD: Any surplus then remaining to Shutterport or whoever may be lawfully entitled thereto.

         (h) Shutterport agrees that, in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral:

                  (i) Shutterport waives the right to a trial by jury and all defenses and right to interpose any setoff or counterclaim of any nature, except and only to the extent such defense pertains to the existence of an Event of Default;

                  (ii) Shutterport consents to the jurisdiction of any court of the State of New York and of any federal court located in New York, and Shutterport waives any right to object to such court as a forum inconvenient to Shutterport;

                  (iii) Shutterport agrees that all of the Collateral constitutes equal security for all of the Obligations, and agrees that Adelstein shall be entitled to sell or otherwise deal with any or all of the Collateral, in any order or simultaneously as Adelstein shall determine in its sole discretion, free of any requirement for the marshalling of assets or other restriction upon Adelstein in dealing with the Collateral.

         8. COSTS AND EXPENSES. Shutterport agrees to pay on demand all of Adelstein's reasonable expenses in collecting, enforcing, safeguarding, holding and disposing of Collateral, and all other losses, costs and expenses incurred by Adelstein in connection with the enforcement of any of the Transaction Documents, or in connection with legal advice relating to the rights or responsibilities of Adelstein under any thereof (including in each case, without limitation, the reasonable fees and out-of-pocket expenses of attorneys, accountants and appraisers).

         With respect to any amount advanced by Adelstein and required to be reimbursed by Shutterport pursuant to any provision of this Security Agreement, Shutterport shall also pay Adelstein interest on such amount at the rate from time to time applicable to overdue principal of the Note from the date of the expenditure to the date of reimbursement. Shutterport's obligations under this
Section 8 shall survive payment of the Note and the other Obligations.

         9. WAIVERS, ETC. Shutterport hereby waives presentment, demand, notice, protest and all other demands and notices in connection with this Agreement or the enforcement of Adelstein's rights hereunder or in connection with any obligations or any Collateral; consents to and waives notice of: (a) the granting of renewals, extensions of time for payment or other indulgences to Shutterport or to any account debtor in respect of any account receivable of Shutterport; (b) substitution, release or surrender of any Collateral; (c) the addition or release of persons primarily or secondarily liable on any of the Obligations or on any account receivable or other Collateral; and (d) the acceptance of partial payments on any Obligations or on any account receivable or other Collateral and/or the settlement or compromise thereof. No delay or omission on the part of Adelstein in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. Shutterport further waives any right it may have under the laws of the State of New Jersey (or under the laws of any other state in which any of the collateral may be located), or under the constitution of the United States of America, to notice or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to Adelstein and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. Shutterport's waivers under this Section 9 have been made voluntarily, intelligently, knowingly, without duress and only after extensive consideration of the ramifications thereof.

         10. TERMINATION; ASSIGNMENT, ETC. This Agreement and the security interest in the Collateral created hereby shall terminate when all of the Obligations have been paid and finally discharged in full. No waiver by Adelstein or by any other holder of the Obligations of any default shall be effective unless in writing signed by Adelstein nor shall any waiver granted on any one occasion operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by Adelstein of all or any of the Obligations held by Adelstein, Adelstein may assign or transfer its respective rights and interests under this Agreement in whole or in part to the purchaser or purchasers of such obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights hereunder, and Adelstein shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned except that Adelstein shall be liable for damages suffered by Shutterport as a result of actions taken by Adelstein in bad faith or with willful misconduct.

         11. MISCELLANEOUS.

         (a) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon Adelstein and Shutterport and their respective successors and assigns.

         (b) Changes. Changes in or additions to this Agreement may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only upon written consent of Shutterport and Adelstein.

         (c) Notices. All notices, requests, consents and demands shall be made in writing and shall be delivered by facsimile to the fax number set forth below or by hand, sent via a reputable overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid to Shutterport;

                  If to Shutterport:

                  Shutterport.com, Inc.
                  1515 N. Federal Highway
                  Suite 300
                  Boca Raton, FL 33431
                  Attention:  Martin Berns
                  Fax No. (561) 864-1065

                  If to Adelstein:

                  Adelstein Productions, Inc.
                  3200 W. Oakland Park  Blvd.
                  Lauderdale Lakes, FL 33311
                  Attention: Steve Adelstein
                  Fax No.  (954) 745-0078

         (d) Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida notwithstanding any conflict-of-laws doctrines of such state or other jurisdictions to the contrary, and without the aid of any canon, custom or rule of law requiring constructions against the draftsman. The parties agree to submit to the jurisdiction and venue of the sate and federal courts of Broward County, Florida for the purposes of resolving disputes hereunder and authorize any such action to be instituted and prosecuted exclusively in the Broward County courts, or, if appropriate, the United States District Court for the Southern District of Florida.

         (e) Breach. Shutterport agrees to pay all costs of enforcement, including reasonable attorney's fees and legal expenses incurred by Adelstein in the event that Shutterport fails to comply with or otherwise breaches this Agreement.

         (f) Severability. If any provision of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions of this Agreement, all of which are declared severable.

         (g) Headings. The headings used in this Agreement are solely for convenience of reference and shall not affect its interpretation.

         (h) Conflict. In the event of any conflict between the terms of any of the Transaction Documents, including, but not limited to, this Agreement and the Note, the terms of the Note shall control.

         (i) Entire Understanding. Except as expressly reserved or otherwise provided herein, this Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supercedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

         (j) Jury Waiver. Shutterport hereby waives trial by jury in any court in any suit, action or proceeding on any matter arising in connection with or in any way related to the financing transactions of which this agreement is a part and/or the enforcement of any of Adelstein's rights and remedies, including without limitation, tort claims. Shutterport acknowledges that it makes this waiver voluntarily, intelligently, knowingly, without duress and only after extensive consideration of the ramifications thereof.

         (k) Counterparts. This Agreement may be executed in any number of counterparts, including separate counterparts, all of which when taken together, shall constitute one instrument.


Signed as of January 5, 2003.

WITNESSES:                                  SHUTTERPORT.COM, INC.


/S/ JAMES YAGIELO                           By: /S/ MARTIN BERNS
James Yagielo                               Martin Berns, President and CEO


                                            ADELSTEIN PRODUCTIONS, INC.


By: /S/ JAMES YAGIELO                       By: /S/ STEVE ADELSTEIN
    James Yagielo                           Steve Adelstein, President


STATE OF FLORIDA                    )
                                    )     SS.
OF PALM BEACH                       )

         The foregoing instrument was acknowledged before me this 8 day of January, 2003 by Martin Berns, President of Shutterport.com, Inc., a Florida corporation.

                                        /S/ MILT TANZER
                                        -------------------------------------
                                        Notary Public
                                        My commission expires: April 18, 2006